UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 6, 2012

GSE Holding, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-35382	77-0619069
(Commission File Number)	(IRS Employer Identification No.)

19103 Gundle Road, Houston, TX	77073
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (281) 443-8564

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

As previously announced in a press release dated October 30, 2012, the Company’s President and Chief Executive Officer, Mark Arnold, is presenting at the 2012 Baird Industrial Conference on Tuesday, November 6th at 3:35 p.m. Central Time at the Four Seasons Hotel in Chicago. A webcast of this presentation will be available through the following link: http://wsw.com/webcast/baird31/gse.

A copy of the investor presentation that will be utilized by GSE at the Baird Industrial Conference is attached as Exhibit 99.1 to this report and is incorporated herein by reference. This investor presentation is also available in the Events and Presentations section of GSE’s Investor Relations website at http://ir.gseworld.com.

The information in this Current Report on Form 8-K is being furnished under Item 7.01 and shall not deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Investor Presentation of GSE Holding, Inc., dated November 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2012
GSE HOLDING, INC.

/s/ Mark A. Whitney
By:     Mark A. Whitney
Title:  Vice President, General Counsel & Secretary